UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                     December 26, 2007 (December 19, 2007)


                           Blue Dolphin Energy Company

             (Exact name of registrant as specified in its charter)


           Delaware                      0-15905                 73-1268729
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

                          801 Travis Street, Suite 2100
                                Houston, TX 77002
              (Address of principal executive office and zip code)


                                 (713) 227-7600
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 19, 2007,  the Board of  Directors  of the  registrant  amended
Article II of the registrant's bylaws to allow shares of its capital stock to be uncertificated. The amendments to the bylaws are in response to a requirement by the NASDAQ Stock Market that all listed securities be eligible for a direct registration system by January 1, 2008.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number         Description of Exhibit
--------------         ----------------------
     3.1               Amended and Restated Bylaws

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 26, 2007

                                         Blue Dolphin Energy Company


                                         /s/ Gregory W. Starks
                                         ---------------------------------------
                                         Vice President, Treasurer and Secretary

                                INDEX TO EXHIBITS


Exhibit Number         (a) Description of Exhibit
--------------
     3.1               Amended and Restated Bylaws